Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

27.  Subsequent events

Subsequent to December 31, 2021 and through April 26, 2022:

a.	Conflict between Russia and Ukraine

Following the recent geopolitical crisis in Eastern Europe, as of February 21st, 2022, the Russian Federation recognized the independence of the Ukrainian separatist regions of Donetsk and Luhansk in the Donbas region. On the day after, the Federal Council of Russia authorized use of military force abroad, which triggered an invasion of Ukraine by the Russian Armed Forces on February 24th, 2022.

The invasion was widely condemned internationally with several sanctions being imposed against Russia and Belarus. As a result, the global markets reacted negatively, with the fuel prices touching the highest price since 2008, amid global concerns on the commodity supply.

The airline industry has been impacted by the price and availability of fuel. However, the airline industry and the Company are implementing strategies to mitigate these effects.

b.	On April 1st, 2022, the Company entered into an agreement with JSA International U.S. Holdings, LLC, which provides financing for pre-delivery payments in connection with our purchase of four A320 family aircraft.

c.	At April 26, 2022, the Company has obtained financing for the pre-delivery payments with certain lessors in respect of 18 aircraft (including the four aircraft referenced in b) above) to be delivered in the years 2023 and 2024.